EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 28, 2002, on our audit of the consolidated financial statements of NeoMedia Technologies, Inc. as of December 31, 2001 and for the year then ended.


/S/ STONEFIELD JOSEPHSON, INC.
-----------------------------------
Certified Public Accountants


Irvine, California
November 27, 2002



















                                 EXHIBIT 23.1-1